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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------

                          Date of Report: March 5, 2004

                            LUDLUM CONSTRUCTION COMPANY
                          -----------------------------
             (Exact Name of registrant as specified in its charter)


          Florida                   0-25853                87-0570975
----------------------------   ------------------------  -----------------
(State or other jurisdiction   (Commission File Number)  (I.R.S. Employer
      of incorporation)                                  Identification No.)

                             3551 SW Corporate Parkway
                             Palm City, Florida 34990
                     ---------------------------------------
                    (Address of principal executive offices)


      Registrant's telephone number, including area code   (772) 228-4430
                                                          ----------------

                                PAYDIRT USA, INC.
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Form 8-K: Dated: March 5, 2004
LUDLUM CONSTRUCTION COMPANY
Commission File # 0-25853

Item 5 - Other Events

The last presidential election demonstrated the need to reform the election process. This resulted in a speedy approval of an Election Reform Bill (HAVA
- Help America Vote Act) by the Senate. The bill provides $3.8 billion in federal money for the States to upgrade their election support system. The bill also bans the use of punch Card voting solutions in the next election.

This funding has generated immense amount of interest for companies to develop the solution and potentially take a share of this huge market. Massachusetts Institute of Technology (MIT) and California Institute of Technology (CALTECH) have conducted a detailed study and published a report, which details the requirements of the ideal voting software solution. Although several of the software vendors are certified by the National Association of State Election Directors (NASED), none of the newly developed solutions are in full compliance of the requirements set forth by the MIT and CALTECH reports.

To fill this void and provide an alternative voting software, we have acquired and plan to launch a portfolio of electronic voting products this year.

Paydirt USA, Inc. dba Ludlum Construction Company, Inc. has agreed to purchase the Vote Power Voting and Registration System from Vote Power Corporation through an Asset Purchase and New Management Agreement. The Company plans to acquire the following assets including the name Vote Power
Corporation:

o Voter Registration (PowerReg) A massive relational database that holds identification of each voter

o ABS (Absentee Ballot Solution) (PowerScan) Helps a voter to vote remotely or as an absentee voter

o DRE (Direct Recording Equipment Solution) (PowerVote) The equipment used to cast the ballots at various polling sites. The equipment will also be ADA (American Disabilities Act) compliant.

o EMS (Election Management System) (PowerManage) Software package that is created to manage electronic voting

o Election Deployment (PowerCenter) Managing the Election Day by the minute; a proactive tool for trouble free Election Day

o Election Reporting (PowerReport) A tool for collecting and reporting the results to the public/network (Provisional and final tally).

This includes all rights of ownership in and to the Vote Power System Intellectual Property on a worldwide basis, including, but not limited to, all license rights therein, and all source or object code relating thereto;

The Company has agreed to issue the shareholders of Vote Power Corporation an aggregate amount of 30,000,000 shares in exchange and consideration for the assets listed.

Dated: March 5, 2004.

                                     BY ORDER OF THE BOARD OF DIRECTORS:

                                     /S/ FLOYD D. WILKENSON
                                     -----------------------------------
                                     Floyd D. Wilkenson
                                     Trustee for the Corporation

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